China Shuangji Cement Ltd.



China Shuangji Cement Ltd.
Business Overview

Spring 2010

OTCBB: **CSGJ**

China Shuangji Cement Ltd.



Safe Harbor Statement

The information contained herein includes forward-looking statements. These statements relate to future events or to our future anticipated financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We do not intend to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act. In addition, please refer to the Risk Factors section of our 2008 Form 10-K filed with the Securities and Exchange Commission on May 13, 2009.



The Company

Name:	China Shuangji Cement Ltd. ("China Shuangji" or the "Company")
Location:	Headquartered in Zhaoyuan City, Shandong Province, People's Republic of China ("PRC")
Business:	Manufacturer of high-grade Portland cement. Almost all sales are domestic and its products are primarily used in buildings, roads and other infrastructure projects
Facilities Locations:	Shandong Province and Hainan Province
Share Trading Markets:	OTCBB: **CSGJ** Frankfurt Open-Market: **C99N**

China Shuangji Cement Ltd.



Investment Highlights

- Experienced management team with strong track record
- Growth Plans
  - Increase revenues from $56 million 2009 to $96 million in 2011
  - Increase net income from $2.4 million* in 2009 to $9.1 million in 2011
- History of growth and prudent growth strategy
  - 2008 first nine months - USD 40.4 million in revenues/ $2.5 million in net income (unaudited)
  - 2009 first nine months - USD 39.3 million in revenues/ $2.75 million in net income (unaudited)
- Customer demand presently exceeds capacity
- Increase current capacity of 1,500,000 metric tons to approximately 2,500,000 metric tons in 2010 (within 3 months completion of financing)

* Earnings for the 4rd quarter of 2009 will be negatively impacted by approximately $1.4 due to an non-cash charge against earnings from the disposal of certain unusable assets resulting from the closure of the Zhaoyuan facility which was mandated by city government to make way for a residential housing development. Without this charge, net income for 2009 are estimated to be about $3.8 million.



Chinese Cement Market *

- China has been the #1 global cement consumer for 23 years
- Cement consumption in China was approximately 1.39 billion metric tons in 2008; up over 5% from the previous year
- China's cement consumption is expected to grow 6.0 % annually through 2012 to 1.8 billion metric tons
- China's $586 billion economic stimulus plan includes massive investment in transportation, infrastructure, buildings and other cement applications


Chinese Cement Consumption
(billions of metric tons)
2.0
1.5
1.0
0.5
0.0
1.38
1.54
1.63
1.7
1.8
2008A
2009E
2010E
2011E
2012E

US $383 Billion Market in 2009

* Information is from various sources believed to be reliable



Growing Market Demand

- China has experienced unprecedented economic growth in the past few decades and is the world's fastest growing economy
- A key component of this growth has been infrastructure development consisting of local roads, super highways, and railways; and non-residential development consisting of new building construction
- The demand for cement in China has been and continues to be substantial, fueled by increases in construction



China Shuangji Cement Ltd.



Locations and Sourcing

- China Shuangji's cement plants are located in Shandong province (near Korea) and Hainan Province in the South of China. These areas have very good sources of raw materials with both land and sea transportation infrastructure nearby.


RUSSIA
KAZAKHSTAN
MONGOLIA
KIRGIZSTAN
XINJIANG
HEILONGJIANG
JILIN
LIAONING
INNER MONGOLIA
GANSU
Beijing
NORTH KOREA
PAKISTAN
QINGHAI
NINGXIA
SHANXI
HEBEI
Tianjin
SHANDONG
SOUTH KOREA
Yellow River
CHINA
SHAANXI
HENAN
JIANGSU
TIBET
NEPAL
SICHUAN
CHONGQING
HUBEI
ANHUI
SHANGHAI
BHUTAN
ZHEJIANG
East China Sea
INDIA
GUIZHOU
HUNAN
JIANGXI
FUJIAN
BANGLADESH
YUNNAN
GUANGXI
GUANGDONG
TAIWAN
Hong Kong
Macau
BURMA
VIETNAM
LAOS
HAINAN
South China Sea
0 400 km

Shandong province

Hainan Province



Shandong Province Location *

- With an area of about 157,000 square kilometers, Shandong is about the size of Bangladesh or Uruguay
- With a population of roughly 90 million, it is the second largest province in China
- Shandong is one of the richer provinces in China and at RMB 3.11 trillion, its GDP for 2008 was 2nd in all of China; at RMB 33,000 for each resident, per capita GDP for 2008 was about 7th in China
- Rich in natural resources such as gold, coal and oil, Shandong also produces many agricultural products
- Shandong province is one of the foremost industrial provinces in China, hosting many world famous brands such as the appliance maker Haier and Tsingtao beer
- Because of its proximity to Japan and Korea, it has benefited from their investments
- Thanks to an aggressive advertising campaign, "Friendly Shandong" is now a very familiar tourist brand in China

* Information is from various sources believed to be reliable


Heibei
Shandong
Dezhou
Dongying
Longkou
Yantai
Weihai
Wendeng
Laiyang
Shouguang
Zibo
Weifang
Jinan
Qingdao
Echeng
Xintai
Yinan
Rizhao
Jining
Feixian
Tengxian
Linyi
Zaozhuang

China Shuangji Cement Ltd.



Hainan Province Location *

- With an area of about 34,000 square kilometers, the island province of Hainan is about the size of Belgium or Taiwan
- 8 million population (28th in China)
- GDP for 2008 was RMB 165 billion and 2008 per capita GDP was about RMB 19,000
- Hainan province is the southernmost province in China and is often referred to as the "Hawaii" of China because of its palm trees and beautiful beaches, golf courses and internationally known 5 star hotel chains like the Ritz Carlton, Shangrila and Mandarin Oriental.
- It is rapidly growing and has plans to become visa-free and duty-free to more easily attract international tourists and shoppers.
- Presently building a 22 km bridge to the mainland to reduce travel time to minutes instead of the hours-long ferry ride.
- Lots of interest from developers and builders should keep cement demand going strong for years to come


Haikou
Changjiang
(Shiliu)
Dongfang
(Basuo)
Huangliu
Yaxian
(Sanya)





* Information is from various sources believed to be reliable



Products and "Shuangji" Brand

- China Shuangji specializes in the production of Portland cement
- Portland cement is general purpose bulk cement and is a high-quality building material
- The Company's cement products provide a level of consistency and versatility that is ideal for most construction applications
- The Company's brand – "Shuangji" means "double lucky," and is well-known and desired by customers
- Presently, China Shuangji sells all the cement it can produce



Factory Locations and Capacity

- **Zhaoyuan Cement Factory:** Established in 1971 in Shandong province and upgraded in 1994 with a yearly capacity of approximately 500,000 metric tons. It was shut down by the Zhaoyuan city government in the Winter 2008 to make way for a residential real estate development. The new site nearby should start producing in the first half of 2010, pending financing. The new annual capacity will be about 1,000,000 metric tons per year.
- **Longkou Cement Factory:** Acquired a 51% ownership in this Shandong province 300,000 metric ton plant in April, 2009. New modifications increased capacity to 500,000 metric tons by July, 2009. Further enhancements could increase production to 1,000,000 metric tons.
- **Dongfang Cement Factory:** Established in 1994 in Hainan province and was the first "smokeless" factory in Hainan province. Total yearly capacity of approximately 500,000 metric tons.
- **Danzhou Cement Factory:** Established in 1992 in Hainan province with advanced equipment throughout. Total yearly capacity of approximately 500,000 metric tons.



Capacity Utilization

Year	Total Cement Produced*	Total Cement Sold*
2006	1,570,163	1,538,705
2007	1,555,203	1,538,587
2008	1,595,328	1,607,954
Nine Months Ended Sep 30 2009	1,076,420	1,087,932

* In metric tons

Growth Strategy

- Growth Through Organic Upgrades and Strategic Operating Licenses/Acquisitions
  - Organic growth with high-return projects that include upgrades at the Zhaoyuan and Longkou facilities
  - Acquire interests in companies that can be easily integrated into China Shuangji's operations, such as the newly acquired Longkou Cement Plant
  - Operating licenses or JV's with companies that need expert management





Pro Forma Financials

	Year 2009E	Year 2010E	Year 2011E
Sales	**$56,420,423**	**$73,924,269**	**$96,492,690**
Cost of Sales	49,303,724	63,590,983	81,820,360
Gross Profit	6,930,850	10,112,643	14,450,888
SG & A Expense	1,144,719	1,708,696	1,905,519
Operating Income	5,557,009	8,229,751	12,374,960
Net Income	**2,368,932****	**5,969,705**	**9,078,612**

* Earnings for the 4rd quarter of 2009 will be negatively impacted by approximately $1.4 due to an non-cash charge against earnings from the disposal of certain unusable assets resulting from the closure of the Zhaoyuan facility which was mandated to be closed by city government's to make way for a residential housing development. Without this charge, earnings for 2009 are estimated to be about $3.8 million.



Competitive Landscape and Opportunity *

- The cement market in China is generally fragmented
- The average production of China's cement producers was approximately 250,000 metric tons in 2008. However, China is eliminating outdated factories that account for approximately 250 million tons of its production capacity. This will result in a reduction of the number of Chinese cement plants from about 5,500 to around 3,000 by 2010.
- In 2008, the ten largest producers in China accounted for about 21.1% of output
- The market leader in 2008 was Conch Cement Company with 81 million metric tons followed by CNBM and Shanshui Cement at 66 million and 27 million metric tons, respectively.
- By the end November of 2008, 12 companies operated capacity of 10 million metric tons.

* Information is from various sources believed to be reliable

China Shuangji Cement Ltd.



Experienced Management Team

- Wenji Song, Chairman and President*
  - Began working with the Company in 1974 and was instrumental in growing the business for many years before leading a successful management buyout of the operations in 2003
  - Has received numerous outstanding entrepreneur and related awards
  - Graduated with a degree from Shandong Building Materials Institute
- Jun Song, Director and CEO*
  - Chief Executive Officer and Director of the Company since 2004
  - Extensive practical experience in corporate management, human resource management, finance, logistics, production, supply chain, marketing and economic system restructuring
  - Graduated with a degree from Qingdao University
- Michelle Zhu, CFO
  - Became CFO in January 2010
  - Licensed CPA and was a senior audit manager for PCAOB auditor Kabani and Company
  - Graduated from USC Irvine with an MBA and is fluent in Mandarin and English

* Wenji Song is the father of Jun Song



Audited Income Statement Summary

(in USD)	2008	2007	2006
Revenues	$56,412,513	$50,902,200	$45,723,321
COGS	47,736,905	42,510,017	39,454,578
Gross Profit	8,675,608	8,392,183	6,268,743
Operating Expenses	(1,407,093)	(1,512,955)	(1,612,707)
Income from Operations	7,268,515	6,879,228	4,656,026
Net Income	4,473,517*	4,151,753	3,038,407
Net Profit Margin	7.93%	8.16%	6.65%
EBITDA	$8,109,291	$8,145,633	$6,749,395
EBITDA %	14.37%	16.00%	14.76%

* Excludes one time income of US $21,645,960 in debt forgiveness and involuntary conversion of old Zhaoyuan plant
Note: Years 2006 - 2008 are fully audited.

China Shuangji Cement Ltd.



Audited Balance Sheet Summary

(in USD)	2008	2007	2006
Total Current Assets	$26,240,086	$19,500,087	$15,770,023
Total Assets	41,190,095	36,101,488	33,544,195
Total Current Liabilities	10,283,018	24,518,248	12,796,912
Total Liabilities	10,283,018	26,992,920	26,557,065
Shareholder Equity	$30,907,077 *	$9,108,568	$6,987,130

* Increase caused primarily to debt forgiveness and involuntary conversion of old Zhaoyuan plant of US $21,645,960



Key Investment Considerations

- Strong and experienced management team with a solid growth strategy
- Plans upgrade to NASDAQ or AMEX in 2010
- Solid financial results and strong historical growth
- The total annual capacity should be approximately 2,500,000 metric tons starting in 2010 compared to 1,500,000 metric tons for 2009
- China Shuangji should experience rapid growth in revenues and earnings as soon as its retrofit and expansion plans are realized



Key Investment Considerations (cont'd)

- Customer demand remains extremely high for infrastructure projects; and China Shuangji Cement sells more cement that it produces
- Organic growth opportunities exist by increasing current capacity through improvements to manufacturing operations and adding new production plant
- The market for building and infrastructure remains robust in China and a number of neighboring countries
- Total annual production capacity should increase to about 2,500,000 metric tons within months of completing financing
- Increased capacity would mean annualized sales of $96.5 million and net income of $9 million

China Shuangji Cement Ltd.



Peer Valuation Metrics

Company Name	Ticker	Exchange	Stock Price	Trailing EPS	Trailing PE	Market cap
China Shuangji Cement Ltd.	**CSGJ**	**OTCBB**	**0.51 USD**	**0.17 USD**	**3**	**13.76M USD**
China Runji Cement Inc.	CRJI	OTCBB	0.41 USD	0.04 USD	9.54	32.32M USD
Monarch Cement Co.	MCEM	OTCBB	$30.00	1.47 USD	20.40	120.73M USD
China Advanced Con. Materials Gr. Inc.	CADC	OTCBB	5.08 USD	0.66 USD	7.64	66.99M USD
West China Cement Ltd.	WCC	London	7.12 USD	3.80 USD	11.92	1.92B USD
Huaxin Cement Co. Ltd.	900933	Shanghai	0.32 USD	0.07 USD	9.49	43.46M USD
Anhui Conch Cement Co. Ltd.	914	Hong Kong	5.88 USD	0.23 USD	25.34	2.55B USD
China National Building Material	3323	Hong Kong	1.71 USD	0.06 USD	28.98	4.19B USD
China National Material Co. Ltd.	1893	Hong Kong	0.63 USD	0.026 USD	23.46	73.7M USD
China Shanshui Cement Co. Ltd.	691	Hong Kong	0.54 USD	0.021 USD	35.89	1.40B USD

China Shuangji Cement Ltd.



Key Investment Metrics

Detailed Quote for China Shuangji Cement Ltd (CSGJ) *

$ 0.51 DL+ ▼ -0.04 (-7.27%) Volume: 53.0 k 3:56 PM EST Feb 19, 2010


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February 19, 2010
© quotemedia.com
Today
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Last Price	Change $	Change %	Tick
0.51	▼ 0.04	▼ 7.27%	-
Bid	**Bid Size**	**Ask**	**Ask Size**
0.502	25	0.51	25
Open	**High**	**Low**	**Prev Close**
0.55	0.55	0.50	0.55
Last Trade	**Volume**	**52 Wk Hi**	**52 Wk Low**
3:56	53.0 k	3.10	0.11
Market Cap	**Ex-Div Date**	**Div Rate**	**Yield**
13.76 m	N/A	0.00	0.00
Shares	**EPS (TTM)**	**PE Ratio**	**Exchange**
26,983,042	0.88	0.60	OBB

* Because of the approximately $21 million of debt forgiveness in 2008, the EPS and PE ratios are distorted. If the forgiven debt is carved out, then the EPS for trailing 12 months is approximately 17 cents per shares and the PE ratio is about 3x

China Shuangji Cement Ltd.



Contact Information

Company:
China Shuangji Cement Ltd.
Michelle Zhu – CFO
Tel: +1 626 715 3880 (US Mobile)
Tel: +86 186 5350 8990 (China Mobile)
E-mail: michelle@shuangjicement.com

Securities Counsel
Sichenzia Ross Friedman Ference, LLP
Gregory Sichenzia
61 Broadway 32nd. Fl.
New York, NY 10006.
Tel: +1 212 930-9700
E-mail: info@srff.com

Auditor
Bernstein & Pinchuk, LLP
Drew Bernstein
Tel: +1 212 279-7900
7 Penn Plaza, Suite 830
New York, NY 10001

Investor Relations:
Hampton Growth, LLC
520 Broadway Suite 350
Santa Monica, CA 90401

United States:
Andrew Haag – Managing Member
Tel: +1 310 770 9661
E-mail: andrew@hamptongrowth.com

Asia Pacific:
Robert Haag – Managing Director - Asia
Tel: +1 310 928 7772 (US Mobile)
Tel: +86 152 2174 3282 (China Mobile)
E-mail: robert@hamptongrowth.com